SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2003

RC2 CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction or incorporation)

0-22635	36-4088307

(Commission File Number)	(I.R.S. Employer I.D. Number)

800 Veterans Parkway Bolingbrook, Illinois	60440

(Address of Principal Executive Offices)	(Zip Code)

630-633-3000
(Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1—Press Release of RC2 Corporation, issued October 29, 2003.

Item 12. Results of Operations and Financial Condition

On October 29, 2003, RC2 Corporation issued a press release (the "Press Release") announcing results for the fiscal third quarter ended September 30, 2003. A copy of the Press Release is attached as Exhibit 99.1 to this report. The attached Exhibit 99.1 is furnished pursuant to Item 12 of Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, RC2 Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RC2 CORPORATION

Date: October 29, 2003	By:	/s/ Jody L. Taylor

Jody L. Taylor, Chief Financial Officer

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